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                                                                  EXHIBIT 23.3



                                    CONSENT


     We hereby consent to the reference to the market assessment of the number of long-haul truck drivers performed by Fletcher Spaght, Inc., for Park 'N View, Inc. (the "Company") in the Company's registration statement on Form S-4.

                                             FLETCHER SPAGHT, INC.

                                             By: /s/ John Fletcher
                                             Name: John Fletcher
                                             Title: Chief Executive Officer

                                             Date: September 18, 1998